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                                                                    EXHIBIT 3.13



                            ARTICLES OF ORGANIZATION

                (Under Section 1705.04 of the Ohio Revised Code)
                           Limited Liability Company

         The undersigned, desiring to form a limited liability company, under Chapter 1705 of the Ohio Revised Code, does hereby state the following:

FIRST: The name of the limited liability company shall be Oak Hammock Disposal Company LLC.

SECOND: The period of the limited liability company's duration shall be perpetual.

THIRD: The address to which interested persons may direct requests for copies of any operating agreement and any bylaws of this limited liability company is:

                           c/o Gregory L. McCann
                           2 Riverplace, Suite 400
                           Dayton, Ohio 45405

[ ]      Please check this box if additional provisions are attached hereto.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his name, this 19th day of January, 1999.


                                    /s/ Gregory L. McCann
                                    --------------------------------
                                    GREGORY L. MCCANN
                                    AUTHORIZED REPRESENTATIVE


                      [Ohio Revised Code Section 1705.04]


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[SEAL]                PRESCRIBED BY J. KENNETH BLACKWELL                    Expedite this Form: (Select One)
                               Ohio Secretary of State                      Mail Form to one of the Following:
                             Central Ohio: (614)466-3910
                      Toll Free: 1-877-SOS-FILE (1-877-767-3453)            [ ] Yes  PO Box 1390
                                                                                     Columbus, OH 43216
                                                                            ***Requires an additional fee of $100***

                                                                            [x] No   PO Box 1028
www.state.oh.us/sos                                                                  Columbus, OH 43216
-------------------------------
e-mail: busserv@sos.state.oh.us


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                       LIMITED LIABILITY COMPANY CERTIFICATE OF
                         AMENDMENT / RESTATEMENT / CORRECTION
                                 (Domestic or Foreign)
                                   Filing Fee $50.00

(CHECK ONLY ONE (1) BOX)

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
(1) Domestic Limited Liability Company                   (2) Foreign Limited Liability Company

    [x] Amendment (129-LAM)                              [ ] Correction (135-LFC)
    [ ] Restatement (142-LRA)
                                                         ___________________________    __________________________________
       January 21, 1999                                          (Home State)            (Qualifying in Ohio on MM/DD/YY)
------------------------------
   (Date of Organization)
                                                         Oak Hammock Disposal
 The undersigned authorized representative of                Company LLC                       1055186
                                                         --------------------           ---------------------
                                                                (Name)                  (Registration Number)
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The above stated Limited Liability Company does hereby certify that the undersigned is duly authorized to execute this certificate, and hereby certifies that the above named Limited Liability Company [x] Amend [ ] Restate [ ] Correct
the following:

Complete the information in this section if box (1) Restatement is checked, all sections below must be completed.

If box (1) Amendment or box (2) Correction is checked only complete sections that applies.

FIRST: The name of said limited liability company shall be:

       Omni Waste of Osceola County LLC
       -----------------------------------------------------------------------
       (the name must include the words "limited liability company", "limited", "Ltd.", "Ltd", "LLC", or "L.L.C.")

SECOND: (OPTIONAL) This limited liability company shall exist for a period of _________________

THIRD: The address to which interested persons may direct requests for copies of any operating agreement and any bylaws of this limited liability company is (OPTIONAL):

      __________________            ___________________________________________
      (Street address)              NOTE: P.O. Box Addresses are NOT acceptable.

      ____________________________     ___________           ___________________
      (city, township, or village)       (state)                  (zip code)

[ ] Please check if additional provisions attached hereto are incorporated herein and made a part of these articles of organization.

FOURTH: Purpose (OPTIONAL)
        ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

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Complete the information in this section if box (2) is checked and the Limited
Liability Company wants to appoint a statutory agent.

The limited liability company hereby appoints the following as its agent upon whom process against the limited liability company may be served in the state of Ohio. The name and complete address of the agent is:

______________________________________________________________________
(Name)

______________________________________________________________________
(Street)             NOTE: P.O. Box Addresses are NOT acceptable.

                                           Ohio
___________________________            ____________     ______________
(City, village or township)              (State)          (Zip Code)

The limited liability company irrevocably consents to service of process on the agent listed above as long as the authority of the agent continues, and to service of process upon the OHIO SECRETARY OF STATE if:

           A. the agent cannot be found or,

           B. the limited liability company fails to designate another agent when required to do so, or,

           C. the limited liability company's registration to do business in
              Ohio expires or is cancelled.
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
Must be authenticated by an     /s/ Gregory L. McCann                                  3/1/2002
authorized representative       ---------------------------------------------         -----------
                                Authorized Representative   Gregory L. McCann             Date

                                _____________________________________________         ___________
                                Authorized Representative                                 Date

                                _____________________________________________         ___________
                                Authorized Representative                                 Date
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